UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2008

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-53175	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 17, 2008, through one or more of our indirect wholly-owned subsidiaries, we closed on the purchase of two hotels. The sellers have no material relationship with us or our subsidiaries, other than through the purchase contracts.

The table below describes the hotels.

Hotel Location	Franchise (a)	Number of Rooms	Purchase Price
Jacksonville, Florida	Homewood Suites	119	$23,250,000
Tampa, Florida	TownePlace Suites	95	11,250,000

TOTAL		214	$34,500,000

Note:

(a) All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Our purchasing subsidiaries assumed existing loans secured by the hotels. The table below describes these loans:

Hotel Location	Franchise	Outstanding Principal Balance (a)	Interest Rate	Maturity Date
Jacksonville, Florida	Homewood Suites	$17,159,000	6.03%	February, 2017
Tampa, Florida	TownePlace Suites	8,268,000	6.06%	February, 2017

TOTAL		$25,427,000

Note:

(a) All loans provide for monthly payments of principal and interest on an amortized basis.

The purchase price for each hotel was funded by the Company’s cash on hand.

As a result of the closings described above, all closings have occurred under a purchase contract executed on November 5, 2007 for the potential purchase of seven hotels. Additional information regarding the purchase contract, including the hotels in Jacksonville, Florida and in Tampa, Florida, is set forth in our Form 8-K dated November 2, 2007 and filed with the Securities and Exchange Commission on November 6, 2007, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired.

The two hotels described in Item 2.01 of this report are part of a group of hotels. The selling entities within this group are related to each other through common ownership. We have previously purchased the other hotels within this group of hotels.

We have previously included financial statements regarding the hotels in a Form 8-K/A (amendment no. 1 to current report) filed with the Securities and Exchange Commission on June 20, 2008, which is incorporated herein by reference.

b.	Pro forma financial information.

See (a) immediately above. We have previously included pro forma financial information regarding the hotels in a Form 8-K/A (amendment no. 1 to current report) filed with the Securities and Exchange Commission on June 20, 2008, which is incorporated herein by reference.

c.	Shell company transaction.

Not Applicable

d.	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

June 23, 2008